Exhibit 99.1

PRESS RELEASE

Charlotte's Web Enters Strategic Alliance with Tilray for Manufacturing and Distribution in Canada

Charlotte’s Web proprietary full spectrum hemp CBD products available across Canada in 2023

DENVER and LEAMINGTON, ON Nov 2, 2022 - (TSX:CWEB, OTCQX:CWBHF) Charlotte’s Web Holdings, Inc. (“Charlotte’s Web” or the “Company”), the market leader in cannabidiol (“CBD”) hemp extract wellness products, and Tilray Brands, Inc. (“Tilray”) (Nasdaq: TLRY; TSX: TLRY), a leading Canadian cannabis consumer packaged goods company, have entered into a strategic alliance which includes licensing, manufacturing, quality, marketing and distribution of Charlotte’s WebTM CBD hemp extract products in Canada.

Charlotte's Web is the World’s Most Trusted Hemp Extract™ and continues to lead the way for consumer access. For the first time, Canadians will have the ease of nationwide availability of Charlotte’s WebTM full spectrum CBD products through Tilray’s distribution network. Previously, Charlotte’s WebTM hemp extract had only been available to Canadian families that qualified for a special access medical exemption through Health Canada for specific need-states.

“Charlotte’s Web is thrilled to be partnering with Tilray, a respected global category captain. This underscores our strategic expansion into international markets with leading domestic partners by leveraging well-established infrastructure, co-production, and route-to-market capabilities,” said Jacques Tortoroli, Chief Executive Officer of Charlotte’s Web. “Our collective goal is to bring full spectrum CBD-lifestyle wellness options to the Canadian market that will answer consumers’ demand for safe, high quality, trusted CBD products.”

The endeavor will address specific need states for Canadians by replicating the success of Charlotte’s Web’s core offerings in the U.S. with its line of full spectrum hemp extract products, including, naturally flavored oil tinctures, topical creams, and functional gummies for daily wellness and night-time use. Hemp-derived CBD falls under the same regulatory framework in Canada as cannabis; and therefore, Charlotte’s Web will be available through traditional Canadian cannabis sales channels. Establishing Charlotte’s Web’s supply chain and distribution in Canada also prepares for the contemplated introduction of new natural health products regulations and potential ability to sell CBD products through traditional pharmacies in Canada.

“This is an exciting time for the Canadian CBD market as more Canadians seek natural wellness options. Partnering with Charlotte’s Web, the market leading CBD brand, opens new opportunities for Tilray Brands in Canada as we evolve our distribution channels from the dispensary model to natural wellness retail channels and eventually mass retail opportunities. We look forward to launching Charlotte’s Web’s trusted, certified, and tested products across Canada in 2023.” said Blair MacNeil, President, Canada at Tilray.

First availability is expected in early 2023 for hemp extract oil tinctures, followed by gummies and topicals.

“This is a monumental milestone for our Canadian families that have relied on Charlotte’s WebTM products for years through Health Canada exemption access and marks a new era of wide availability to Charlotte’s WebTM products,” said Jared Stanley, Co-Founder and COO of Charlotte’s Web. “It was critical that our products were produced only using our proprietary hemp cultivars to ensure quality, efficacy, and consistency. We achieved this through a process that began in 2019 to successfully list our varieties on the Health Canada LOAC (List of Approved Cultivars) in 2021 and working with best-in-class cultivation partners. We are grateful for the meaningful collaboration with Health Canada and Tilray to make Charlotte’s WebTM products available for all Canadians.”

Under the arrangement, Tilray will acquire and extract Charlotte’s WebTM proprietary hemp biomass, harvested from Canadian-grown hemp cultivars, and manufacture into final product at their state-of-the-art production facilities in Canada. Quality and manufacturing by Tilray will follow the same proprietary methods and specifications Charlotte’s Web employs in the USA. Tilray will manage distribution through Health Canada’s regulated channels across Canada.

About Tilray Brands

Tilray Brands, Inc. (Nasdaq: TLRY; TSX: TLRY), is a leading global cannabis-lifestyle and consumer packaged goods company with operations in Canada, the United States, Europe, Australia, and Latin America that is changing people's lives for the better - one person at a time. Tilray Brands delivers on this mission by inspiring and empowering the worldwide community to live their very best life, enhanced by moments of connection and wellbeing. Patients and consumers trust Tilray Brands to be the most responsible, trusted and market leading cannabis consumer products company in the world with a portfolio of innovative, high-quality and beloved brands that address the needs of the consumers, customers and patients we serve. A pioneer in cannabis research, cultivation, and distribution, Tilray Brands' unprecedented production platform supports over 20 brands in over 20 countries, including comprehensive cannabis offerings, hemp-based foods, and craft beverages.

About Charlotte’s Web Holdings, Inc.

Charlotte's Web Holdings, Inc., a Certified B Corporation headquartered in Denver, is the market leader in innovative hemp extract wellness products. under a family of brands that includes Charlotte's Web™, CBD Medic™, and CBD Clinic™. Charlotte’s Web whole-plant CBD extracts come in full-spectrum and broad-spectrum (THC-free) options, including the world’s only broad-spectrum CBD certified NSF for Sport®, which is the official CBD of Major League Baseball©. Founded by the seven Stanley Brothers, ignited the CBD industry when they came to global prominence with the coverage of a young girl’s astounding reaction to their hemp extract. Their advocacy changed laws, public perception, and research around the vast health potential of plant-based solutions. The Stanleys built their business with the mission to bring safe, botanical options to health seekers worldwide. Charlotte's Web branded premium quality products start with proprietary hemp genetics that are American farm-grown-grown using organic and regenerative cultivation practices. The Company's hemp extracts have naturally occurring botanical compounds including cannabidiol ("CBD"), CBC, CBG, terpenes, flavonoids, and other beneficial compounds. The Company's CW Labs R&D division advances hemp science at a center of excellence in Louisville, Colorado. Charlotte’s Web product categories include CBD oil tinctures (liquid products), CBD gummies (sleep, stress, exercise recovery), CBD capsules, CBD topical creams and lotions, as well as CBD pet products for dogs.  Through its vertically integrated business model, Charlotte’s Web maintains stringent control over product quality and consistency with 20+ product lot testing for quality assurance. Charlotte’s Web products are distributed to more than 15,000 retail locations, over 8,000 health care practitioners, and online through the Company's website at https://www.charlottesweb.com/.

Charlotte's Web's mission is "To unleash the healing powers of botanicals with compassion and science, benefitting the planet and all who live upon it."

© Major League Baseball trademarks and copyrights are used with permission of Major League Baseball. Visit MLB.com.

Forward-Looking Information

Certain information in this news release constitutes forward-looking statements and forward-looking information within the meaning of applicable securities laws (collectively, "forward-looking information"). In some cases, but not necessarily in all cases, forward looking information can be identified by the use of forward-looking terminology such as "plans", "targets", "expects" or "does not expect", "is expected", "an opportunity exists", "is positioned", "estimates", "intends", "assumes", "anticipates" or "does not anticipate" or "believes", or variations of such words and phrases or state that certain actions, events or results "may", "could", "would", "might", "will" or "will be taken", "occur" or "be achieved". In addition, any statements that refer to expectations, projections or other characterizations of future events or circumstances contain forward-looking information.

Statements containing forward-looking information are not historical facts, but instead represent management's current expectations, estimates and projections regarding the future of our business, future plans, strategies, projections, anticipated events and trends, the economy and other future conditions. Forward-looking information is necessarily based on a number of opinions, assumptions and estimates that, while considered reasonable by the Company as of the date of this news release, are subject to known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, level of activity, performance or achievements to be materially different from those expressed or implied by such statements containing forward-looking information. Although these statements containing forward-looking information are based on assumptions the Company considers to be reasonable based on the information available on the date such statements are made, such statements are not guarantees of future performance and readers are cautioned against placing undue reliance on forward-looking information. Specifically, this press release contains forward-looking information relating to, but not limited to: the nationwide availability of the Company’s CBD products in Canada; anticipated consumer trends and corresponding product innovation; anticipated future financial results; international expansion activities and strategy, including partnerships in Greater China, Israel product launch, harvest and planned product sales in Canada, and expansion in UK and EU; sales volume, product, channel and international expansion plans; maintenance or growth of the Company’s market share position; progress continuing in key international markets; the establishment of the Company’s supply chain and distribution network in Canada; the availability of the Company’s CBD products through traditional Canadian cannabis channels and Canadian medical cannabis channels; the availability of the Company’s products in Canada in early 2023; the success of the Company’s alliance with Tilray; suggested regulatory developments; the ability for the Company to access markets in the EU; and the Company's anticipated trajectory, long-term growth expectations and shareholder value creation.

The material factors and assumptions used to develop the forward-looking information herein include, but are not limited to, the following: the impact of the COVID-19 pandemic; the regulatory climate in which the Company currently operates and may in the future operate; successful sales of the Company's products; the success of sales and marketing activities; there will be no significant delays in the development and commercialization of the Company's products, including in relation to supply chain disruptions; outcomes from R&D activities; ability for the Company to leverage R&D and brand recognition for product sales; the Company's ability to deal with adverse growing conditions (due to pests, disease, fungus, climate or other factors) in a timely and cost-effective manner; there will be no significant reduction in the availability of qualified and cost-effective human resources; new products will continue to be added to the Company's portfolio; demand for the Company's products will grow in the foreseeable future; there will be no significant barriers to the acceptance of the Company's products in the market, including in international markets; the Company will be able to maintain compliance with applicable contractual and regulatory obligations and requirements; there will be adequate liquidity available to the Company to carry out its operations and business plans; the Company will have sufficient capital to pursue its sales volume, product, channel and international expansion; and products do not develop that would render the Company's current and future product offerings undesirable and the Company is otherwise able to minimize the impact of competition and keep pace with changing consumer preferences.

Important factors that could cause actual results and financial condition to differ materially from those indicated in the forward-looking information include, among others, the adverse impact of the COVID-19 pandemic to the Company's operations, supply chain, distribution chain, and to the broader market for the Company's products; revenue fluctuations; nature of government regulations (both domestic and foreign); economic conditions; loss of key customers; retention and availability of executive talent; competing products; common share price volatility; loss of proprietary information; product acceptance; internet and system infrastructure functionality; information technology security; available capital to fund operations and business plans; crop risk; international and political considerations; regulatory changes; and the factors discussed throughout the "Risk Factors" section of the Company's most recently filed annual information form available on www.SEDAR.com and in the Company's most recently filed Annual Report on Form 10-K and quarterly report on Form 10-Q as amended, and other filings with the Securities and Exchange Commission available on www.SEC.gov. Except as required by applicable securities laws, the Company undertakes no obligation to publicly update any forward-looking information, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Contacts:

Charlotte’s Web Media:  Media@CharlottesWeb.com

Charlotte’s Web Investors:

Cory Pala | Director of Investor Relations

(720) 484-8930

Cory.Pala@CharlottesWeb.com

Tilray Brands Media: Berrin Noorata, news@tilray.com

Tilray Brands Investors:

Raphael Gross

(203) 682-8253

Raphael.Gross@icrinc.com